INVESTOR PRESENTATION

November 2019

INSPIRED

ESSENTIAL ENTERTAINMENT

Legal Matters/Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; income trends with respect to B2/B3 gaming machines in the United Kingdom ("UK") following a substantial reduction of maximum permitted bets, which came into effect on April 1, 2019; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations and other factors described in our Annual Report on Form 10-K for the year ended September 30, 2018, **our Quarterly Report on Form 10-Q for the period ended September 30, 2019** and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. For 2016, 2017 and 2018, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019. References to the 2014 and 2015 fiscal years refer to the fiscal years ended September 27, 2014, September 26, 2015, respectively. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. ("Hydra") as a "blank check company" for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our business combination by acquiring Inspired Gaming Group, pursuant to a share sale agreement. Such acquisition and the other transactions contemplated by the sale agreement are referred to collectively as the "Business Combination" or the "Merger". We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination and changed our fiscal-year end to September 30. Operations prior to the Business Combination that are reflected in the historical financial information presented are those of Inspired Gaming Group.

This presentation contains certain financial measures that are not in accordance with generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use them to analyze our operating performance and because they are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.

EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. For the years ending September 24, 2016 and earlier, this metric also removed analogue sales on the basis that these were no longer considered core to the Company.

The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP.

Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as constant currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement

Management Presenting



Lorne Weil
Executive Chairman



Daniel Silvers
EVP & Chief Strategy Officer



Stewart Baker
EVP & Chief Financial Officer



Brooks Pierce
President & Chief Operating Officer

INSPIRED
ESSENTIAL ENTERTAINMENT

Inspired's Historic Growth



Historical Adjusted EBITDA(1)(2) (millions of US$)
LTM September 30
LTM December 31(3)
LTM September 30
33.1%
34.3%
34.4%
40.1%
35.4%
$33.4
$37.2
$41.8
$52.9
$42.1
FY15
CY16
CY17
FY18
LTM Q319(4)
$40.2
$39.7
$42.1
$54.7
$41.7
Constant Currency
Adjusted EBITDA Margin
Reported Adjusted EBITDA

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Constant Currency figures based on 1.29 GBP:USD exchange rate.
(1) On a constant currency basis.
(2) See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.
(3) For 2016, 2017 and 2018, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019.
(4) LTM Q3 2019 includes the impact of the reduction in maximum B2 stakes to £2 in the UK LBO market implemented on April 1, 2019.

Highlights

INSPIRED

- Leading B2B provider of gaming, virtual sports, and leisure content across retail, online and mobile – growth vehicles for regulated lottery, betting and gaming operators worldwide.
- Recurring, participation-based long term contracts account for a substantial majority of revenue.
- Opportunity for meaningful synergies - Expecting $12.3M-$13.3M of cost synergies from Novomatic UK Gaming Technology Group ("NTG") acquisition and potential for digital transition to drive improved economics.
- Significant opportunities to drive growth in North America – First major U.S. lottery launched Virtual Sports in 2018 and first Inspired gaming machine installed in Illinois in 2019.
- Experienced management team leveraging industry relationships and strong technology platform.

Key Drivers in Inspired Businesses





CLEVELAND
22



	GAMING	VIRTUALS	INTERACTIVE	NTG ACQUISITION
% of LTM Q3 2019 Reported Adjusted Revenue [1]	*69.7%*	*27.6%* [2]	*2.7%* [3]	*N/A* [4]
Key Business Drivers	Regulated Gaming Globally Shifting Share from Fewer Casinos to Many "Distributed" Venues	Rapid Growth of Legalized Sports Betting	Leverage Top-Performing Content in Rapidly Growing Online Gaming and Lottery	Cross-Selling Opportunities, Synergies and Improved Economics from Digital Pub Conversion

UNTAPPED POTENTIAL IN NORTH AMERICA

INSPIRED
ESSENTIAL ENTERTAINMENT

1) Adjusted Revenue is calculated as reported revenue less nil margin hardware sales
2) Excludes Interactive
3) Interactive reported within the Virtual Sports segment. Shown here separately
4) NTG Acquisition closed on October 1, 2019.



GAMING

- Gaming growth shifting from large casinos to many distributed venues.
- Inspired is a leader in server based gaming with 32,000+ machines live and top games in key jurisdictions:
  - UK
  - Greece
  - Italy
  - US (recent launch in Illinois)
- Management team with combined 50+ years of experience growing North American gaming businesses.

INSPIRED
ESSENTIAL ENTERTAINMENT

Triennial Implementation

- **2Q19 & 3Q19** -- Results negatively impacted by the reduction in max stakes in the UK LBO sector.
- **4Q19** -- Seeing improvement with revenue redistribution and cost-cutting efforts associated with shop closures.



Year-Over-Year Gross Win Per Unit Per Day Impact of Triennial Implementation
0%
-10%
-20%
-30%
-40%
-50%
-60%
Reduction in maximum B2 stakes to £2 in UK LBOs
% Daily Decline in Gross Win/Unit/Day vs 2018
21-day Moving Average
Apr 1, 2019
Apr 15, 2019
Apr 29, 2019
May 13, 2019
May 27, 2019
Jun 10, 2019
Jun 24, 2019
Jul 8, 2019
Jul 22, 2019
Aug 5, 2019
Aug 19, 2019
Sep 2, 2019
Sep 16, 2019
Sep 30, 2019
Oct 14, 2019
Oct 28, 2019

Inspired Outperforms in Greece

True Comparison Between Suppliers Shows Inspired's Relative Outperformance

- 2017 – 4 terminal suppliers installed machines at the same time in OPAP betting shops
- At launch, Inspired had:

#1 PERFORMING GAME

5 OF THE TOP 10 GAMES

- Based on this performance, Inspired has been awarded (since launch):

60% OF ADDITIONAL VOLUME

INSPIRED
ESSENTIAL ENTERTAINMENT

Well Positioned for North America Route Markets

Bringing Innovation to Stagnant Marketplace

- Inspired's Valor™ terminal commercially entered North America in Q4 2019
  - Trials launched in Illinois
  - New Illinois legislation allowing sixth machine per video gambling establishment (up from 5 machines)
- Seek to leverage top performing strategy for North American customers
  - Wide variety of market-specific content and new game mechanics
  - Educating consumers on Inspired's games and features



MORE PLAY
BIGGER WINS
Gold Cash
Mighty Tembo
Goddess of the Amazon
Book of Irish
Fruit 66
Maximus
Eagles Landing
Rise of Anubis

INSPIRED
ESSENTIAL ENTERTAINMENT


CLEVELAND
22

VIRTUALS

- Creator and world leader in Virtual Sports
- Popular in betting shops in the UK, Italy and Greece
- Successful retail, online and mobile deployments
- Continuing North American expansion


44,000+
retail channels
100+ websites

Virtual Sports: Successful Launch

Virtuals Added $600 Million in Additional Turnover in Greece

- In May 2017, Inspired launched one Virtuals channel in ~4,500 venues
- Second channel added in December 2018
- In first 12 months since launch, Inspired Virtuals generated:

$600M
Additional turnover

>22,000
New players

>$10M
Agency commissions

Source: According to OPAP financial reports.

Video: Best in Class Post-Launch Marketing Campaign



ΣΤΟΙΧΗΜΑ
VIRTUAL SPORTS
Pame Stoixima Virtual Sports is here.

North American Opportunity

Pennsylvania Lottery Launched Xpress Sports in August 2018

PENNSYLVANIA	VS.	GREECE



POPULATION: 12.8M
GDP: $752.1B
GDP PER CAPITA: $32,711
9,000 RETAIL LOCATIONS

$600M ANNUAL TURNOVER



POPULATION: 10.8M
GDP: $200.3B
GDP PER CAPITA: $18,613
4,500 AGENCIES

INSPIRED
ESSENTIAL ENTERTAINMENT


Maid Marian

INTERACTIVE

- Online gaming operators use our top performing game titles and award-winning Virtual Sports content online and on mobile devices worldwide.
- Anticipated to be a high-growth, high-margin recurring revenue business, especially with addition of NTG content.

NOVOMATIC TECHNOLOGY GROUP ("NTG") ACQUISITION

NTG is a leading supplier of gaming terminals to pubs, arcades, motorway service areas and holiday resorts in the UK.

- Effective October 1, 2019, Inspired closed its acquisition of NTG in a cash transaction for $120.0 million.
- Combines complementary and non-overlapping businesses.
- Projected cost synergies of $12.3 million to $13.3 million expected to be implemented within six months of consummation, based upon the USD/GBP spot exchange rate at the time of signing of the transaction.

Strategic Rationale for NTG Acquisition

- Greater Scale and Stronger Platform to Position for Growth
- Minimal Customer Overlap and Increased Diversification
- Potential for Digital Transition to Drive Improved Economics
- Leverage Top Performing Content Across Platforms
- Diversifies Inspired's UK Business
- Expense Synergies Leveraging Scale and Reducing Duplication

Increased Diversification



B2B Customer Split – 2018A
Inspired Pre-Transaction
NTG Pre-Transaction
Pro Forma
Other 14%
Online Gaming 11%
Betting Shops 75%
Online Gaming 8%
Other 2%
Adult Gaming Centers 14%
Pubs 31%
Motorway Services 17%
Holiday Resorts 28%
Adult Gaming Centers 8%
Other 7%
Motorway Services 10%
Betting Shops 33%
Online Gaming 10%
Holiday Resorts 15%
Pubs 17%

INSPIRED ESSENTIAL ENTERTAINMENT

Note: NTG B2B Customer Split defined by Revenue of Top 20 Customers extrapolated for External Revenues (excluding intra-NTG sales).

Analog to Digital Conversion

Conversion to digital has improved revenue and margins historically at NTG.

ANALOG MACHINES

- Manual updates
- 1 game per machine
- Lower daily cash box
- Manual cash box collection


STREETS
AHEAD

DIGITAL MACHINES

- Remote updates
- Higher daily cash box
- Multiple games per machine

INSPIRED
ESSENTIAL ENTERTAINMENT

Source: Based on NTG Products

Potential Revenue Opportunities

Inspired Customers



Capitalize on converting NTG top performing game library for online deployment


Lucky Lady's Charm
Power Stars

Leverage top NTG titles across Inspired's UK SBG customers

NTG Customers


iPub

Accelerate NTG's development initiatives to transition the pub gaming sector from analog to digital



Bring virtual sports to NTG's customer base

Offer an expansive combined game and machine portfolio to customers

Market Capitalization

Cap Table

As of November 8th, 2019

(unaudited) ***(US$ in millions, except per share data)***	**Actual 9/30/19**	**Transaction Adj.**	**Pro Forma 9/30/19**
Cash	$29.6	($8.7)	$20.9
Revolver	9.0	(5.9)	3.1
Term Loans[1]	144.2	126.4	270.6
Capital Lease, Pension Liability & Other Liabilities[2]	1.0	4.9	5.9
Total Long-Term Debt	$145.2	$131.3	$276.5
Net Debt (a)	**$115.6**	**$140.0**	**$255.6**
Number of Shares[3] (in millions)			22.194
Share Price (As of November 8th, 2019)			$7.47
Equity Market Capitalization (b)			**$165.8**
Implied Enterprise Value (a + b)			**$421.4**
LTM Pro Forma Adj. EBITDA as of 9/30/19[4]	$41.7	$21.7	$63.4
Midpoint of Synergies[5]		12.8	12.8
LTM Pro Forma Adj. EBITDA as of 9/30/19[6]	$41.7	$34.5	$76.2
Total Long-Term Debt / LTM Pro Forma Adj. EBITDA as of 9/30/19[6]			3.6x
Net Debt / LTM Pro Forma Adj. EBITDA as of 9/30/19[6]			3.4x
Implied Enterprise Value / LTM Pro Forma Adj. EBITDA as of 9/30/19[6][7]			5.5x

Note: Balance sheet items are as of September 30, 2019. Transaction adjustments reflect balance sheet and Adj. EBITDA adjustments from acquisition of NTG that closed on October 1, 2019. All figures are unaudited.
(1) Includes unamortized deferred financing charge. $144.2 million includes senior debt exit premium of $4.2 million.
(2) Includes accrued transaction expenses related to the acquisition of NTG.
(3) Excludes any unvested management incentive share awards.
(4) NTG LTM December 31, 2018 Pro Forma Adjusted EBITDA of $21.7 million (unaudited). For further detail of the adjustments, see 'Supplemental Reconciliations' in the Company's 8-K filed with the SEC on June 17th, 2019.
(5) Represents the midpoint of $12.3 million to $13.3 million of annual cost synergies.
(6) Includes midpoint ($12.8 million) of projected synergies.
(7) Total debt and cash as of 9/30/19; equity market cap as of 11/8/19.

INSPIRED
ESSENTIAL ENTERTAINMENT

INSPIRED




Spirit of the
SAMURAI


CENTURION

Appendix


GODDESS
AMAZON

Financial Summary

Twelve Months Ended September 30, 2019[1]				
unaudited US$ millions	**Server Based Gaming**	**Virtual Sports**	**Corporate**	**Total**
Revenue	**82.0**	**35.7**	**-**	**117.7**
Cost of Sales, excluding D&A	(23.3)	(3.6)	-	(26.8)
Gross Profit	**58.7**	**32.2**	**-**	**90.9**
Selling, general and administrative expenses	(8.9)	(6.3)	(39.2)	(54.3)
Stock-based compensation expense	(0.8)	(0.6)	(6.8)	(8.2)
Acquisition Related Expenses	-	-	(5.0)	(5.0)
D&A	(29.5)	(5.6)	(1.5)	(36.7)
Segment operating income (loss)	**19.5**	**19.7**	**(52.5)**	**(13.3)**
Adjusted EBITDA[2]				41.7
Capital expenditure	10.8	5.6	0.9	17.3

INSPIRED
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(1) Inspired's fiscal year was changed from September 30 to December 31 commencing in 2019.
(2) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

Virtual Sports and Gaming KPIs



Virtual Sports: No. of B2B Operators at End of Period(1)
Sep '13 – Sep'19 CAGR: 15.6%
42
54
64
74
86
100
102
Sep '13
Sep '14
Sep '15
Dec'16
Dec'17
Dec'18
Sep'19



SBG: End of Period Installed Base
Sep '13 – Sep '19 CAGR: 5.5%
23,236
25,612
26,374
26,823
29,985
34,578
32,084
Sep '13
Sep '14
Sep '15
Dec'16
Dec'17
Dec'18
Sep'19

INSPIRED
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(1) Represents the number of B2B operators from which there is Virtual Sports revenue at the end of the period.

Historical Consolidated Income Statement

US$ millions	LTM 9/30/19A	2018A	2017A	2016A
Revenue:				
Service	110.3	130.6	112.6	107.4
Hardware	7.5	10.1	14.3	8.6
Total revenue	**117.7**	**140.7**	**126.9**	**116.0**
Cost of sales, excluding depreciation and amortization:				
Cost of service	(21.4)	(23.4)	(17.3)	(16.0)
Cost of hardware	(5.5)	(7.9)	(10.6)	(4.6)
Selling, general and administrative expenses	(54.3)	(59.0)	(60.9)	(58.2)
Stock-based compensation	(8.2)	(5.8)	(7.4)	(0.0)
Impairment expense	0.0	(7.7)	0.0	0.0
Acquisition related transaction expenses	(5.0)	(0.4)	(1.5)	(14.1)
Depreciation and amortization	(36.7)	(41.9)	(36.2)	(32.9)
Net operating income	**(13.3)**	**(5.3)**	**(7.1)**	**(9.9)**
Other income (expense)				
Interest income	0.1	0.2	0.1	0.3
Interest expense	(17.0)	(19.9)	(19.8)	(56.6)
Change in fair value of earn out liability	(0.6)	5.7	(3.7)	1.3
Change in fair value of derivative liability	3.7	(5.0)	(0.2)	0.1
Other finance income (costs)	(1.7)	3.2	0.0	(0.2)
Total other income (expense), net	**(15.5)**	**(15.7)**	**(23.7)**	**(55.2)**
Net loss before income taxes	**(28.8)**	**(21.0)**	**(30.7)**	**(65.1)**
Income tax (credit)/expense	(0.1)	(0.2)	(0.2)	(0.3)
Net loss	**(28.9)**	**(21.2)**	**(30.9)**	**(65.4)**
Other comprehensive income				
Foreign currency translation gain/(loss)	0.7	0.1	1.3	65.2
Change in fair value of hedging instrument	6.0	2.9	0.0	0.0
Reclassification of gain on hedging instrument to comprehensive income	(6.9)	(2.7)	0.0	0.0
Actuarial losses on pension plan	(7.0)	4.4	0.6	(6.7)
Other comprehensive income/(expense)	**(7.2)**	**4.8**	**1.9**	**58.5**
Comprehensive loss	**(36.1)**	**(16.4)**	**(29.0)**	**(6.9)**

Note: Inspired's fiscal year was changed from September 30 to December 31 commencing in 2019.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: Adjusted EBITDA

	LTM			
US$ millions	LTM 9/30/19A	2018A	2017A	2016A
Net Loss	(28.9)	(21.2)	(30.9)	(65.4)
Items Relating to Legacy Activities				
Profit attributable to discontinued analogue activities	-	-	-	0.0
Pension Charges	0.5	0.5	0.6	0.6
(Credit) / Costs Relating to Former Operations	0.0	0.0	0.1	(0.1)
Litigation Settlement	-	0.3	-	-
Recognition of Asset Related Obligations	-	-	-	-
Items to Be Considered to Be Exceptional in Nature				
Costs of Group Restructure	3.7	2.6	3.2	0.8
Italian Tax Related Costs	0.9	0.9	0.2	0.9
Refinancing Costs	-	-	-	-
Transaction Fees	5.0	0.4	1.5	15.5
Deferred Consideration Write Back	-	-	-	(1.4)
PRS Legal Dispute	-	-	(0.1)	0.4
Impairment expense	-	7.7	-	-
Stock-Based Compensation Expense	8.2	5.8	7.4	0.0
Depreciation and Amortization	36.7	41.9	36.2	32.9
Total Other Income (Expense), Net	15.5	15.7	23.7	55.2
Income Tax	0.1	0.2	0.2	0.3
Adjusted EBITDA ($)	**41.7**	**54.7**	**42.1**	**39.7**

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Inspired's fiscal year was changed from September 30 to December 31 commencing in 2019.

Non-GAAP Reconciliation: Adjusted Revenue and SBG Adjusted Revenue

Non-GAAP Reconciliation: Adjusted Revenue

	LTM			
US$ millions	LTM 9/30/19A	2018A	2017A	2016A
Reported Revenue per Financial Statements	117.7	140.7	126.9	116.0
Less Nil Margin Sales	-	(4.0)	(4.8)	(0.5)
Less Analogue Revenues	-	-	-	0.0
Adjusted Revenue ($)	**117.7**	**136.7**	**122.1**	**115.5**

Non-GAAP Reconciliation: SBG Adjusted Revenue

	LTM			
US$ millions	LTM 9/30/19A	2018A	2017A	2016A
SBG Reported Revenue per Financial Statements	82.0	103.3	91.9	84.2
Less Nil Margin Sales	-	(4.0)	(4.8)	(0.5)
Less Analogue Revenues	-	-	-	0.0
Server Based Gaming Adjusted Revenue ($)	**82.0**	**99.3**	**87.1**	**83.7**

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Inspired's fiscal year was changed from September 30 to December 31 commencing in 2019.

INSPIRED

ESSENTIAL ENTERTAINMENT